Exhibit 10.3

AMENDED AND RESTATED master cross-default agreement

THIS AMENDED AND RESTATED MASTER CROSS DEFAULT AGREEMENT (“Agreement”) is dated as of January 6, 2016, by and among EPT SKI PROPERTIES, INC., a Delaware corporation (“EPT Ski”), EPT Mount Snow, Inc., a Delaware corporation (“EPT Mount Snow”), and EPT MAD RIVER, INC., a Missouri corporation (“EPT Mad River,” and together with EPT Ski and EPT Mount Snow, collectively, “EPT Properties”) and PEAK RESORTS, INC., a Missouri corporation (“Peak Resorts”), MAD RIVER MOUNTAIN, INC., a Missouri corporation (“Mad River”), MOUNT SNOW, LTD., a Vermont corporation (“Mt. Snow”), SYCAMORE LAKE, INC., an Ohio corporation (“Sycamore Lake”), DELTRECS, INC., an Ohio corporation (“Deltrecs”), BRANDYWINE SKI RESORT, INC., an Ohio corporation (“Brandywine”), BOSTON MILLS SKI RESORT, INC., an Ohio corporation (“Boston Mills”), JFBB SKI AREAS, INC., a Missouri corporation (“JFBB”), HUNTER MOUNTAIN ACQUISITION, INC., a Missouri corporation (“HMA”), HUNTER MOUNTAIN SKI BOWL INC., a New York corporation (“Hunter Ski”), HUNTER MOUNTAIN FESTIVALS, LTD., a New York corporation (“Hunter Festivals”), HUNTER MOUNTAIN RENTALS LTD., a New York corporation (“Hunter Rentals”), HUNTER RESORT VACATIONS, INC., a New York corporation (“Hunter Vacations”), HUNTER MOUNTAIN BASE LODGE, INC., a New York corporation (“Hunter Lodge”), and FROSTY LAND, INC.,  a New York corporation (“Frosty” and together with Peak Resorts, Mad River, Sycamore Lake, Deltrecs, Brandywine, Boston Mills, JFBB, HMA, Hunter Ski, Hunter Festivals, Hunter Rentals, Hunter Vacations, and Hunter Lodge are collectively referred to herein as the “Borrowers”), SNH DEVELOPMENT, INC., a Missouri corporation (“SNH”), L.B.O. HOLDING, INC., a Maine corporation (“LBO”), HIDDEN VALLEY GOLF AND SKI, INC., a Missouri corporation (“Hidden Valley”), SNOW CREEK, INC., a Missouri corporation (“Snow Creek”), PAOLI PEAKS, INC., a Missouri corporation (“Paoli”), and CROTCHED MOUNTAIN PROPERTIES, LLC, a New Hampshire limited liability company (“Crotched” and together with SNH, LBO, Hidden Valley, Snow Creek and Paoli, collectively referred to herein as the “Guarantors”) (Borrowers and Guarantors are collectively referred to herein as the “Debtors”).

RECITALS

A. EPT Properties has made or is making loans, advances and extensions of credit to the Debtors, or for their benefit, and may hereafter make further loans, advances and extensions of credit to the Debtors (all loans, advances, and extensions of credit, whether made now, in the past or in the future, are hereinafter the “Loans”).  The Loans are secured by, among other things, mortgages and deeds of trust, as applicable, and by assignments of leases, rents and contracts on that real property commonly described in Exhibit A (the real properties commonly described in Exhibit A are hereinafter the “Properties”).

B. The promissory notes evidencing the Loans have been or may be executed in multiple parts and at different times.

Exhibit 10.3

C. EPT Mad River, as landlord, and Mad River, as tenant, entered into that certain Lease Agreement dated November 15, 2005, as amended by that certain First Amendment to Lease Agreement dated June 30, 2006 and as further amended by that certain Second Amendment to Lease Agreement dated December 1, 2014 (the “Lease” and the Loans are collectively referred to herein as the “Transaction Documents”).  The Transaction Documents, as same may be amended or modified from time to time, are set forth on Exhibit B attached hereto and incorporated herein.

D. EPT Properties is unwilling to extend the term of the Lease or continue credit to the Debtors under the Loans unless the Debtors each agree to provide additional security by cross-default of all Transaction Documents.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated herein by reference as though fully set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including the inducement of EPT Properties, or any of them, in their respective sole discretion, to extend credit to the Debtors, or any of them, it is agreed as follows:

Definitions.  As used in this Agreement, the terms listed below shall have the following meaning:

Cross-Default Obligation shall mean any liability, indebtedness, or obligation of the Debtors, or any of them, to EPT Properties, or any of them, of every kind and nature, now existing or hereafter arising, whether created directly or acquired by assignment, whether matured or unmatured, whether evidenced by any lease, note, agreement, instrument, document or other evidence, including, but not limited to, those described on Exhibit B, whether or not referring to the original Security Documents or this Agreement, and any cost or expense including reasonable attorneys’ fees and expenses incurred in the collection or enforcement of any such obligation;

Security Document shall mean any existing or future agreement between the Debtors, or any of them, on the one hand, and EPT Properties, or any of them, on the other hand, which creates (or provides for) a security interest or lien in favor of EPT Properties, or any of them, in or upon any of the assets or property, tangible or intangible, real or personal, of the Debtors or any of them.  Security Document shall include all mortgages, deeds of trust, security agreements, Uniform Commercial Code financing statements, assignments of leases and rents, and every other document of such character.

Lease Documents shall mean the Lease and all amendments, extensions and modifications thereto.

Cross-Default.  In addition to, and not in substitution for, any provisions in any of the Security Documents or in any of the promissory notes or other agreements or documents evidencing Cross-Default Obligations, the parties hereto agree that any default

Exhibit 10.3

or Event of Default committed or permitted by the Debtors or any of them or otherwise occurring under any Security Document or Lease Documents shall automatically constitute a default or Event of Default under each and every one of the Security Documents and Lease Documents as if such default or Event of Default had occurred under each Security Document or Lease Documents, and shall also constitute a default of the Cross-Default Obligations as a whole, entitling EPT Properties, or any one or more of them, to all of their respective remedies under the Security Documents and Lease Documents or at law or at equity as a consequence of such default or Event of Default.  The phrase “Event of Default” as used herein shall mean and refer to any meaning that such phrase may have in any of the Security Documents or Lease Documents, and the word “default” as used herein shall refer to any breach or violation of any Security Documents or Lease Documents or any of the documents evidencing the Cross-Default Obligations in the event such document does not contain a defined term “Event of Default.”

Effect on Other Agreements.  This Agreement shall constitute an amendment to each of the Security Documents now or hereafter executed and shall augment and be in addition to, and shall not be in substitution for, any provision of any Security Document, Lease Documents or any document evidencing a Cross-Default Obligation, and shall not otherwise limit or affect the rights and remedies of EPT Properties, or any of them, under any such Security Document, Lease Documents or document evidencing a Cross-Default Obligation.

Future Loans and Leases.  EPT Properties, or any of them, may, in their respective sole and absolute discretion, make additional loans and other financing and leasing accommodations to the Debtors, or any affiliate or subsidiary of Peak Resorts, all of which will be subject to the terms of this Agreement; provided, any additional loan, other financing or leasing accommodation by EPT Properties, or any of them, to an affiliate or subsidiary of Peak Resorts that is not a party to this Agreement shall be consented to by the parties hereto in the form of an addendum to this Agreement as substantially provided in the form attached hereto as Exhibit C.  Notwithstanding anything to the contrary or apparently to the contrary in this Agreement, any future change in the terms of the Cross-Default Obligations, or any of them, shall require the prior written consent of EPT Properties.

Waiver of Trial by Jury.  The Debtors each waive trial by jury in any action or proceeding brought by EPT Properties, or any of them, or in any counterclaim asserted by EPT Properties, or any of them, against the Debtors, or any of them, or in any manner connected with this Agreement or any Security Document, Lease Documents or any Cross-Default Obligation or document evidencing the same.

Notices.  Any notice provided for or concerning this Agreement shall be (i) in writing, (ii) delivered by nationally recognized overnight courier which delivers only upon signed receipt of the addressee, (iii) deemed sufficiently given one (1) business day after the date of deposit with such nationally recognized overnight courier and (iv) addressed to the following addresses:

Exhibit 10.3

To EPT Properties:    EPT Ski Properties, Inc.

c/o EPR Properties

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Attn: Asset Management

With a copy to:EPT Ski Properties, Inc.

c/o EPR Properties

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Attn: General Counsel

To Borrowers:                         Peak Resorts, Inc., as Debtors’ Representative

17409 Hidden Valley Drive

Eureka, MO 63025

Attn: Stephen J. Mueller

With a copy to:Sandberg Phoenix & von Gontard P.C.
120 S. Central Avenue, Suite 1420

St. Louis, MO 63105

Attn: David L. Jones

To Guarantors:                        Peak Resorts, Inc.

17409 Hidden Valley Drive

Eureka, MO 63025

Attn: Stephen J. Mueller

With a copy to:Sandberg Phoenix & von Gontard P.C.
120 S. Central Avenue, Suite 1420

St. Louis, MO 63105

Attn: David L. Jones

The person and place to which notice may be given may be changed from time to time by either party upon thirty (30) days prior written notice.  Notice by a party’s attorney shall be deemed notice by such party.

No Other Understanding.  The Debtors each acknowledge that EPT Properties has made no promises to induce execution of this Agreement and that there are no other agreements or understandings, either oral or in writing, affecting this Agreement and nothing in this Agreement shall be considered a waiver by EPT Properties of any existing or future defaults by the Debtors under any Security Document, Lease Documents or Cross-Default Obligation.

Governing Law.  This Agreement and the performance hereunder shall be construed and determined in accordance with the laws of the State of Missouri.

Exhibit 10.3

No Waiver; Amendments; Successors and Assigns.  EPT Properties’ failure to exercise any right, remedy or option under this Agreement or any supplement or other agreement or delay by EPT Properties in exercising the same will not operate as a waiver.  No waiver by EPT Properties will be effective unless in writing and then only to the extent stated therein.  No waiver by EPT Properties shall affect EPT Properties’ right to require strict performance of this Agreement.  EPT Properties’ rights and remedies shall be cumulative and not exclusive.  This Agreement cannot be modified or changed in any respect unless such change or modification is set forth in writing and signed by all parties hereto.  All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind EPT Properties and the Debtors’ respective representatives, successors and assigns.

Amended and Restated.  This Amended and Restated Master Cross-Default Agreement amends, renews, restates and supersedes that certain Master Cross-Default Agreement dated December 1, 2014 in favor of EPT Properties.

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Exhibit 10.3

IN WITNESS WHEREOF, the Borrowers have caused this Amended and Restated Master Cross-Default Agreement to be executed and delivered the day and year first above written.

___________________________	___________________________
PEAK RESORTS, INC. By: /s/ Stephen J. Mueller_____________ Stephen J. Mueller, Vice President	JFBB SKI AREAS, INC. By: /s/ Stephen J. Mueller_____________ Stephen J. Mueller, Vice President
MAD RIVER MOUNTAIN, INC. By: /s/ Stephen J. Mueller_____________ Stephen J. Mueller, Vice President	MOUNT SNOW, LTD. By: /s/ Stephen J. Mueller_____________ Stephen J. Mueller, Vice President
SYCAMORE LAKE, INC. By: /s/ Stephen J. Mueller_____________ Stephen J. Mueller, Vice President	DELTRECS, INC. By: /s/ Stephen J. Mueller_____________ Stephen J. Mueller, Vice President
BOSTON MILLS SKI RESORT, INC. By: /s/ Stephen J. Mueller_____________ Stephen J. Mueller, Vice President	BRANDYWINE SKI RESORT, INC. By: /s/ Stephen J. Mueller_____________ Stephen J. Mueller, Vice President
HUNTER MOUNTAIN ACQUISITION, INC. By: /s/ Stephen J. Mueller____________ Stephen J. Mueller, Vice President	HUNTER MOUNTAIN SKI BOWL INC. By: /s/ Stephen J. Mueller_____________ Stephen J. Mueller, Vice President
HUNTER MOUNTAIN FESTIVALS, LTD. By: /s/ Stephen J. Mueller______ Stephen J. Mueller, Vice President	HUNTER MOUNTAIN RENTALS LTD. By: /s/ Stephen J. Mueller______ Stephen J. Mueller, Vice President
HUNTER RESORT VACATIONS, INC. By: /s/ Stephen J. Mueller______ Stephen J. Mueller, Vice President	HUNTER MOUNTAIN BASE LODGE, INC. By: /s/ Stephen J. Mueller______ Stephen J. Mueller, Vice President
FROSTY LAND, INC. By: /s/ Stephen J. Mueller_ _____ Stephen J. Mueller, Vice President

Exhibit 10.3

IN WITNESS WHEREOF, EPT Properties have caused this Amended and Restated Master Cross-Default Agreement to be executed and delivered the day and year first above written.

___________________________	___________________________
EPT SKI PROPERTIES, INC. By: /s/ Gregory K. Silvers___________ Name: _Gregory K. Silvers _________ Title: _President___________________	EPT MAD RIVER, INC. By: /s/ Gregory K. Silvers: ______ Name: Gregory K. Silvers ________ Title: _President ________________
EPT MOUNT SNOW, INC. By: /s/ Gregory K. Silvers_______ Name: Gregory K. Silvers __________ Title: _President __________________

Exhibit 10.3

IN WITNESS WHEREOF, the Guarantors have caused this Amended and Restated Master Cross-Default Agreement to be executed and delivered the day and year first above written.

___________________________	___________________________
HIDDEN VALLEY GOLF AND SKI, INC. By: /s/ Stephen J. Mueller ___________ Stephen J. Mueller, Vice President	SNH DEVELOPMENT, INC. By: /s/ Stephen J. Mueller____________ Stephen J. Mueller, Vice President
SNOW CREEK, INC. By: /s/ Stephen J. Mueller____________ Stephen J. Mueller, Vice President	PAOLI PEAKS, INC. By: /s/ Stephen J. Mueller____________ Stephen J. Mueller, Vice President
L.B.O. HOLDING, INC. By: /s/ Stephen J. Mueller____________ Stephen J. Mueller, Vice President	CROTCHED MOUNTAIN PROPERTIES, LLC. By: /s/ Stephen J. Mueller ___________ Stephen J. Mueller, Vice President of Peak Resorts, Inc. as Manager

Exhibit 10.3

Exhibit A

Description of the Properties

1)	Mad River Mountain
2)	Mount Snow
3)	Alpine Valley
4)	BMBW Boston Mills / Brandywine
5)	JFBB Jack Frost Big Boulder
6)	Hunter Mountain

Exhibit 10.3

Exhibit B

List of Transaction Documents

1)

Lease Agreement dated November 15, 2005, by and between EPT Mad River, as landlord, and Mad River, as tenant, as amended by that certain First Amendment to Lease Agreement dated June 30, 2006 and as further amended by that certain Second Amendment to Lease Agreement dated December 1, 2014;

2)

Amended and Restated Promissory Note dated December 1, 2014 in the original principal amount of Twenty-Three Million Two-Hundred Ninety-Three Thousand Two-Hundred Ninety-Six and No/Dollars ($23,293,296.00) made by Peak Resorts, Deltrecs, Brandywine and Boston Mills, as co-borrowers, to the order of EPT Ski;

3)

Amended and Restated Promissory Note dated December 1, 2014 in the original principal amount of Fourteen Million Two-Hundred Sixty-Eight Thousand Four-Hundred Ninety-Six and No/Dollars ($14,268,496.00) made by Peak Resorts and JFBB, as co-borrowers, to the order of EPT Ski;

4)

Amended and Restated Promissory Note dated December 1, 2014 in the original principal amount of Fifty-One Million Fifty Thousand and No/Dollars ($51,050,000.00) made by Peak Resorts and Mt. Snow, as co-borrowers, to the order of EPT Mount Snow;

5)

Amended and Restated Promissory Note dated December 1, 2014 in the original principal amount of Four Million Five-Hundred Fifty Thousand and No/Dollars ($4,550,000.00) made by Peak Resorts and Sycamore Lake, as co-borrowers, to EPT Ski;

6)

Promissory Note dated even date herewith in the original principal amount of Twenty-One Million and no/Dollars made by Peak Resorts, HMA, Hunter Ski, Hunter Festivals, Hunter Vacations, Hunter Lodge, Hunter Rentals and Frosty, as co-borrowers, to EPT Ski;

7)

Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Mount Snow) given by Mt. Snow to EPT Mount Snow dated December 1, 2014, which grants EPT Mount Snow a first lien on the property encumbered thereby;

8)

Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Alpine Valley) given by Sycamore Lake to EPT Ski dated December 1, 2014, which grants EPT Ski a first lien on the property encumbered thereby;

9)

Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Boston Mills) given by Boston Mills to EPT Ski dated December 1, 2014, which grants EPT Ski a first lien on the property encumbered thereby;

10)

Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Brandywine) given by Brandywine to EPT Ski dated December 1, 2014, which grants EPT Ski a first lien on the property encumbered thereby;

Exhibit 10.3

11)

Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Jack Frost) given by JFBB to EPT Ski dated December 1, 2014, which grants EPT Ski a first lien on the property encumbered thereby;

12)

Amended and Restated Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Big Boulder) given by JFBB to EPT Ski dated December 1, 2014, which grants EPT Ski a first lien on the property encumbered thereby;

13)

Mortgage, Assignment of Rents, Security Agreement, and Fixture Filing (Hunter Mountain) given by Hunter Ski, Hunter Festivals, Hunter Vacations, Hunter Lodge, Hunter Rentals and Frosty to EPT Ski dated even date herewith, which grants EPT Ski a first lien on the property encumbered thereby.

Exhibit 10.3

Exhibit C

Form of Addendum

ADDENDUM TO AMENDED AND RESTATED MASTER CROSS-DEFAULT AGREEMENT

This Addendum to the Amended and Restated Master Cross-Default Agreement (this "Addendum") is entered into as of ________________ by and between EPT Properties and the Debtors (including, without limitation, the entity or entities referred to below that are being added to the definition of "Borrowers").  All capitalized terms used herein shall have the meaning given in the Amended and Restated Master Cross-Default Agreement dated ________________ (the "Cross-Default Agreement"), between EPT Properties and Debtors.

By this Addendum, EPT Properties and Debtors hereby (i) incorporate the terms of this Addendum into the Cross-Default Agreement, and (ii) add the following parties and Transaction Documents to the Cross-Default Agreement pursuant to Section 4 of the Cross-Default Agreement.

Entities added to the definition of "Borrowers":	_____________________________
Common Description of real property added to definition of "Properties":	_____________________________
Documents added to definition of "Transaction Documents":	_____________________________ _____________________________ _____________________________

Signatures of all Debtors and EPT Properties required for this Addendum.